UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): March 7, 2018 (December 21, 2017)

WHEELER REAL ESTATE INVESTMENT TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2529 Virginia Beach Blvd., Suite 200
Virginia Beach, VA 23452
Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 2, 2018, Wheeler REIT, L.P., a Virginia limited partnership (the “Operating Partnership”), of which Wheeler Real Estate Investment Trust, Inc., a Maryland corporation (the “Company”), is the sole general partner, entered into a letter agreement amendment (the “Letter Agreement”), to the Amended and Restated Credit Agreement, dated December 21, 2017 (the “Amended and Restated Credit Agreement”) with KeyBank National Association (“KeyBank”). The Letter Agreement provides for a reduction in the liquidity requirement as defined in Section 9.5 of the Amended and Restated Credit Agreement to three million five hundred thousand and 00/100 dollars ($3,500,000) through March 31, 2018 and five million and 00/100 dollars ($5,000,000) at all times thereafter until such time as the Total Commitment (as defined in the Amended and Restated Credit Agreement) has been reduced to fifty-two million five hundred thousand and 00/100 ($52,500,000) and three million five hundred thousand and 00/100 dollars ($3,500,000) at all times thereafter.

There is no material relationship between the Operating Partnership, the Company and their affiliates and KeyBank.

The foregoing description of the terms of the Letter Agreement is qualified in its entirety by reference to the full text of the Letter Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 2.03  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K/A is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statement of businesses acquired.
Not applicable.

(b)	Pro forma financial information.
Not applicable.

(c)	Shell company transactions.
Not Applicable.

(d)	Exhibits.

10.1	KeyBank Agreement Amendment Letter

EXHIBIT INDEX

Number	Description of Exhibit
10.1	KeyBank Agreement Amendment Letter

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ David Kelly
David Kelly
Chief Executive Officer
Dated: March 7, 2018